CERTIFICATION
                            Pursuant to Section 906
                       of the Sarbanes-Oxley Act of 2002


         The undersigned, the President of The Advisors' Inner Circle Fund (the "Fund"), with respect to the Fund's Form N-CSRS for the period ended June 30, 2011 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         1.         such  Form  N-CSRS  fully  complies with the requirements of section  13(a)  or  15(d)  of  the  Securities  Exchange  Act  of  1934;  and

         2. the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: September 7, 2011


/s/  Philip  T.  Masterson.
---------------------------
Philip  T.  Masterson,  President

                                 CERTIFICATION
                            Pursuant to Section 906
                       of the Sarbanes-Oxley Act of 2002


         The undersigned, the Treasurer, Controller and CFO of The Advisors' Inner Circle Fund (the "Fund"), with respect to the Fund's Form N-CSRS for the period ended June 30, 2011 as filed with the Securities and Exchange
Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         1.         such  Form  N-CSRS  fully  complies with the requirements of section  13(a)  or  15(d)  of  the  Securities  Exchange  Act  of  1934;  and

         2. the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: September 7, 2011


/s/  Michael  Lawson.
---------------------
Michael  Lawson,  Treasurer,  Controller  &  CFO